Exhibit 99.1

1 Investor Presentation September 2021

Disclaimer

This investor presentation contains future oral and written statements of Shore Bancshares, Inc. (the "Company" or "SHBI") and its wholly-owned banking subsidiary, Shore United Bank (the "Bank"), and its management, which may contain statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," should," "plan," and other similar terms or expressions. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our financial results for the second quarter of 2021, (ii) statements of plans, objectives and expectations of the Company or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company and the Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see our reports filed with or furnished to the Securities and Exchange Commission (the "SEC"), including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Any forward-looking statements contained in this investor presentation are made as of the date hereof, and the Company undertakes no duty, and specifically disclaims any duty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Non-GAAP Financials

This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company's reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.

2

3 Management Team * Reference Appendix section for biographies Name Title/Function Entity Years in Banking Years with Company Lloyd L. “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 29 15 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 43 10 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 41 23 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 44 15 Michael T. Cavey EVP and Chief Lending Officer Bank 36 7 Totals 191 70

4 Financial Summary and Key Ratios Financial Ratio 12/31/20 YTD Ann. 6/30/21 Return on Average Assets (1) 0.92% 0.84% Return on Average Equity (1) 7.95% 8.45% Net Interest Margin 3.27% 2.96% Non - interest Income/Average Assets (2) 0.63% 0.54% Non - interest Expense/Average Assets (1),(2) 2.25% 2.08% Efficiency Ratio (Non - GAAP) (1),(3) 59.97% 62.06% Nonperforming Assets/Assets Excluding TDRs (4) 0.32% 0.23% Tangible Common Equity/Tangible Assets 9.18% 8.55% Return on Average Tangible Common Equity (1) 9.04% 9.62%  Total Assets: $ 2.1 billion  Gross Loans: $ 1.5 billion  Total Deposits: $ 1.9 billion  Total Shareholders’ Equity: $ 198.7 million  Tangible Common Equity: $ 179.7 million  Shares Outstanding (9/1/21) 11,752,990  Headquarters: Easton, Maryland (1) Excludes merger related expenses (2) Non - interest income and expense are annualized for comparative purposes (3) Non - interest expense (excluding amortizations of intangible assets) as a percentage of fully taxable net interest income and non interest income (4) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restruct uri ngs and net other real estate and other assets owned Note: Financial information as of June 30, 2021 As of June 30, 2021

5 Locations SHORE BANCSHARES Headquarters 18 E. Dover St. Easton, MD 21601 BANKING Shore United Bank 18 E. Dover St. Easton, MD 21601 877.758.1600 ShoreUnitedBank.com LOAN PRODUCTION OFFICES Shore United Bank  102 Sleepy Hollow Drive, Suite 204 Middletown, DE 19709  9748 Stephen Decatur Highway, Unit 104 Ocean City, MD 21842 INVESTMENTS WYE Financial Partners  16 N. Washington Street Easton, MD 21601  1101 Maiden Choice Ln, Baltimore, MD 21229 410.763.8543 WyeFinancialPartners.com 27 Locations 22 Branches 2 Loan Production Offices 2 Investment Offices 1 Headquarters

6 Strategic Direction  Market Expansion  LPO’s and Strategic Branching – New Ocean City branch announced  Acquire Banks Contiguous to our Existing Markets – Severn Bancorp merger  Leverage Back Office Capability  Additions to Staff Have Been Primarily Production  Operating Strategy  Drive Profitability  Emphasis on Core Deposits & Cost of Funds  Capitalize on New Market Opportunities  Increase Referrals  Diversify Loan Portfolio – Focus on consumer loan portfolio

7 Severn Merger Status ▪ Received approval for Holding Company Merger from the Federal Reserve ▪ Received letter of Non - Review of our Registration Statement from the SEC ▪ Pre - Merge/Pre - Conversion Exam Completed by the OCC on September 3 rd ▪ Anticipated OCC approval by September 30 th ▪ Key Dates • Voting Record Date – September 3 rd • Mail Date – September 16 th • Shareholder Meeting Date – October 22 nd • Closing Date – October 31 st • Conversion Date – February 18 th

8 Maryland Rank Share Branches Talbot 1 46.25% 4 Queen Anne’s 2 27.23% 5 Caroline 3 19.39% 2 Kent 4 10.02% 1 Dorchester 7 5.60% 1 Worcester 11 1.25% 1 Howard 14 0.45% 1 Baltimore 17 0.82% 2 Delaware Rank Share Branches Kent 6 4.74% 4 Virginia Accomack 6 1.76% 1 Selected SHBI Market Highlights  2021 Median Household income for entire franchise is $90,160 in MD, $68,758 in DE, $79,124 in VA, vs. $67,761 for the US.  Projected HH income increase (2021 - 2026) is 8.80% for MD, and 6.58% for DE, and 9.07% for VA.  Projected 5 - year population growth rate (2021 - 2026) in overall market = 1.95% for MD, 4.09% for DE, and 2.97% for VA  SHBI deposit market rank/share by county (2021):

Deposit Market Share: SHBI Markets

Shore Bancshares

Market Rank	Local Rank	Ticker	Company Name	City (HQ)	HQ State	Branches 2021	Total Deposits 2021 ($000)	'21 Market Share (%)
1	–	BAC	Bank of America Corp.	Charlotte	NC	53	11,989,494	*18.3%*
2	–	MTB	M&T Bank Corp.	Buffalo	NY	71	11,273,996	*17.2%*
3	–	TFC	Truist Financial Corp.	Charlotte	NC	62	8,086,925	*12.4%*
4	–	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	72	6,635,485	*10.2%*
5	–	WFC	Wells Fargo & Co.	San Francisco	CA	33	5,003,060	*7.7%*
6	–	FNB	F.N.B. Corp	Pittsburgh	PA	25	3,120,749	*4.8%*
7	1	SASR	Sandy Spring Bancorp Inc.	Olney	MD	10	2,182,490	*3.3%*
8	**2**	**SHBI**	**Shore Bancshares, Inc. (1)**	**Easton**	**MD**	**22**	**1,880,582**	**2.9%**
9	–	COF	Capital One Financial	McLean	VA	7	1,750,368	*2.7%*
10	3	–	Capital Funding Bancorp Inc.	Baltimore	MD	1	1,676,433	*2.6%*
11	–	FULT	Fulton Financial Corp.	Lancaster	PA	8	1,198,794	*1.8%*
12	**4**	**SVBI**	**Severn Bancorp. (1)**	**Annapolis**	**MD**	**7**	**1,011,541**	**1.5%**
13	–	WSFS	WSFS Financial Corp.	Wilmington	DE	6	881,370	*1.3%*
14	5	–	Calvin B. Taylor Bankshares Inc.	Berlin	MD	11	687,769	*1.1%*
15	6	–	Rosedale Federal Savings & Loan Assoc.	Baltimore	MD	7	643,082	*1.0%*
16	7	BVFL	BV Financial Inc.	Baltimore	MD	12	595,913	*0.9%*
17	–	WSBC	WesBanco Inc.	Wheeling	WV	9	560,242	*0.9%*
18	8	–	Queenstown Bank	Queenstown	MD	8	548,860	*0.8%*
19	9	–	Bank of Ocean City	Ocean City	MD	4	469,101	*0.7%*
20	–	–	The Toronto-Dominion Bank	Toronto	–	4	466,970	*0.7%*
			Other Market Participants (30)			99	4,696,189	*7.2%*
Total						531	65,359,413	100.00%

(1) The merger between Shore Bancshares, Inc. and Severn Bancorp. Inc. will result in the combined companies having $2,892,123 in total deposits, which will make them #7 in market rank and #1 in local rank.

NOTE: SHBI Market defined as Maryland Counties of Kent, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard, Worcester, Kent County, Delaware; and Accomack County, VA.
SOURCE: SNL Analysis as of June 30, 2021

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10 Recent Developments PAYCHECK PROTECTION PROGRAM (PPP)  Shore United Bank team responded quickly to identify impacted customers  As of June 30, 2021, 2,454 loans were processed and funded for $196.3 million  27% of loans to new customers; $ 49.0 million funded.  As of June 30, 2021, 1,260 loans had been paid down or forgiven for $109.5 million # of loans Balance (in millions) 1 st round funded 1,794 $129.0 2 nd round funded 959 67.3 Total funded 2,454 196.3 Forgiven 1,260 109.5 Remaining as of June 30, 2021 1,194 $86.8 (1) (1) As of August 31, 2021 - 607 loans remained for $58.0 million remained outstanding

11 Total Deposits ($M) Total Assets ($M) Total Gross Loans Held for Investment ($M) NCOs / Avg. Loans Targeted, Organic Balance Sheet Growth 1) Core deposits defined as total deposits less total CDs >$250,000 and brokered deposits (as of June 30, 2021) Source: S&P Global Market Intelligence; Company documents $1,203 $1,212 $1,341 $1,701 $1,881 Core 1 Total $1,394 $1,483 $1,559 $1,933 $2,120 2017 2018 2019 2020 2021Q2 $1,094 $1,195 $1,249 $1,454 $1,472 2017 2018 2019 2020 2021Q2 $1,179 $1,186 $1,303 $1,659 $1,832 2017 2018 2019 2020 2021Q2 0.13% 0.10% 0.04% 0.04% - 0.03% 2017 2018 2019 2020 2021Q2 (net recoveries)

12 Net Income from Continuing Operations ($M) ROAE from Continuing Operations ROAA from Continuing Operations NIM (FTE) Strong, Consistent Historical Profitability Note: 2021Q2 metrics are YTD; Yellow dotted lines in 2018 denote results including proceeds received from sale on insurance s ubs idiary Source: S&P Global Market Intelligence; Company documents 2021Q2 2021Q1 7.05% 9.34% 8.52% 7.95% 8.45% 2017 2018 2019 2020 2021Q2 14.81% 0.87% 1.15% 1.08% 0.92% 0.84% 2017 2018 2019 2020 2021Q2 1.74%

Income Statement (Quarterly)

Shore Bancshares

Dollar Value in Thousands	12/31/2019	12/31/2020	3/31/2021	6/30/2021
Interest and Fees on Loans	$14,043	$14,541	$14,366	$14,381
Other Interest Income	1,122	954	978	1,150
Interest Income	15,165	15,495	15,344	15,531
Interest on Deposits	2,287	1,355	1,184	1,056
Interest on Borrowings	114	375	360	372
Interest Expense	2,401	1,730	1,544	1,428
Net Interest Income	12,764	13,765	13,800	14,103
Provision for Loan Losses	200	1,050	425	650
Service Charges on Deposits	958	782	674	683
Trust and Investment Fee Income	382	439	407	475
Other Noninterest Income	1,354	1,826	1,476	1,745
Total Noninterest Income	2,694	3,047	2,557	2,903
Salaries, and Wages	4,002	4,366	4,142	4,262
Employee Benefits	1,662	1,715	1,844	1,493
Occupancy, Furniture and Equipment	988	1,111	1,121	1,182
Data Processing	989	1,093	1,127	1,217
Legal and Professional	568	662	516	648
Other Expenses	1,636	1,609	1,749	2,074
Total Noninterest Expense	9,845	10,556	10,499	10,876
Net Income Before Taxes	5,413	5,206	5,433	5,480
Provisions for Taxes	1,399	1,320	1,435	1,449
Net Income (GAAP)	**$4,014**	**$3,886**	**$3,998**	**$4,031**[1]

(1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would've been $4,309 for the second quarter of 2021.

Note: Drop in Salaries and Wages from 2020Q1 to 2020Q2 is driven by the accounting treatment related to PPP loan origination which requires the accounting effects to be accrued over the life of the loan
Source: S&P Global Market Intelligence; Company documents

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14 Dollar Value in Thousands Total Loan Balance as of 6/30/2021 Total Loans Modified as of 6/30/2021 Loans Modified to Interest Only Payments (6 months or less) Loans Modified to Payment Deferral (3 months) Percentage of Loans Modified Hospitality Industry $108,823,219 $9,526,194 $9,526,194 -- 8.75% Non - Owner Occupied Retail Stores 139,579,952 -- -- -- -- Non - Owner Occupied Retail Stores Restaurant (Anchor) 6,255,140 -- -- -- -- Owner - Occupied Retail Stores 13,741,033 -- -- -- -- Owner – Occupied Restaurants 16,276,095 -- -- -- -- Oil & Gas Industry – – – – – Other Commercial Loans 754,139,161 -- -- -- -- Total Commercial Loans $1,038,814,600 $9,526,194 $9,526,194 -- 0.92% Residential 1 – 4 Family Personal $222,713,593 – – – – Residential 1 – 4 Family Rentals 107,938,910 -- -- -- -- Home Equity Loans 43,808,944 – – – – Total Residential Real Estate Loans $374,461,447 -- -- -- -- Consumer Loans $62,822,645 -- -- -- -- Mortgage Warehouse Loans – – – – – Overdrafts and Other (3,669,383) – – – – Total Loans $1,472,429,309 $9,526,194 $9,526,194 -- 0.65% Note: Financial Information as of June 30, 2021 Loan Balances Modified due to COVID - 19

15 (Dollar Value in Thousands) As of June 30, 2021 Loan Type Balance % of Total Construction $116,760 7.9% 1 - 4 family residential 14,605 Other 102,155 Residential Real Estate 449,867 30.6% Secured by 1 - 4 family - revolving 43,181 Secured by 1 - 4 family - closed end 333,148 Secured by multifamily residential 73,538 Commercial Real Estate 655,252 44.5% Secured by farmland 30,813 Secured by owner - occupied 193,878 Secured by other 430,561 Commercial 186,162 12.6% Commercial and industrial loans 99,405 PPP Loans (SBA) 86,757 Consumer 64,388 4.4% Auto 38,469 Other 25,919 Total $1,472,429 100.0% Concentrations as a percentage of total capital as of 6 /30 /21 :  CRE Concentration Ratio = 302.3%  Construction Concentration Ratio = 56.8% Commercial 12.6% Consumer 4.4% Construction 7.9% Residential Real Estate 30.6% Commercial Real Estate 44.5% Loan Portfolio $1,472.4mm

16 Dollar Values in Thousands 12/31/2019 12/31/2020 6/30/2021 Non - performing Assets Nonaccrual Loans $10,590 $5,455 $3,947 90+ or More Days Past Due 1,326 804 752 Other Real Estate Owned 74 -- 203 Total Non - Performing Assets $11,990 $6,259 $4,902 Performing TDRs $7,501 $6,997 $6,338 Total NPAs + TDRs $19,491 $13,256 $11,240 NPAs / Assets (%) 0.77 0.32 0.23 NPAs + TDRS / Assets (%) 1.25 0.68 0.53 Reserves Loan Loss Reserve $10,507 $13,888 $15,088 Reserves / Gross Loans (%) 0.84 (1) 0.96 (1) 1.02 (1) Reserves / Legacy Loans (%) 0.90 (2) 0.99 (2) 1.05 (2) Reserves / Gross Loans (%) 0.84 (3) 1.04 (3) 1.09 (3) Reserves / NPLs (%) 99.22 254.59 382.27 Reserves / NPLs+TDRs (%) 53.91 104.77 134.23 Net Charge - offs Net Charge - Offs (Recoveries) $536 $519 $(125) Credit Quality Statistics 1) Includes mark on purchased loans from Northwest 2) Excludes mark on purchased loans from Northwest 3) Excludes PPP loans

17 (Dollars in thousands) Amortized Cost Gross Unrealized Gains/(Losses) Estimated Fair Value Available - for - sale securities: June 30, 2021 U.S. Government Agencies $18,574 $(587) $17,987 Mortgage - backed 94,549 1,421 95,970 Total $113,123 $834 $113,957 Held - to - maturity securities: U.S Government Agencies $63,139 (389) 62,750 Mortgage - backed 116,305 (712) 115,593 States and Political Subdivisions 400 1 401 Other Debt Securities 19,040 207 19,247 Total $198,884 $(893) $197,991 Equity Securities 1,348 36 1,384 Total Securities $313,355 $313,332 Average Yield 1.59% Average Duration 3.8 Years Securities Portfolio

18 (Dollar Value in Thousands) June 30, 2021 Deposit Type Balance % of Total Average Rate (%) Noninterest Bearing Demand 538,009 28.6 0.00 Interest Bearing Demand 443,918 23.6 0.14 Money Market & Savings 621,072 33.0 0.17 CDs $100,000 or more 134,671 7.2 1.14 Other Time 142,912 7.6 1.00 Total Deposits 1,880,582 100.0 0.25 Total Cost of Interest - Bearing Deposits 0.36 Total Cost of Funds (Including Borrowings) (1) 0.33 Noninterest Bearing Demand 28.6% Interest Bearing Demand 23.6% Money Market & Savings 33.0% CDs $100k or more 7.2% Other Time 7.6% $1.881 mm Attractive Deposit Base Deposit Type (1) Includes Non - interest bearing deposits

Yield Table – 6/30/21 YTD with and without excess liquidity

Shore Bancshares

(Dollars in thousands)	As reported YTD 6/30/2021			Without $100k in excess liquidity YTD 6/30/2021		
	Average Balance	Interest	Yield/rate	Average Balance	Interest	Yield/rate
Earnings assets						
Loans	$1,447,767	$28,821	4.01%	$1,447,767	$28,821	4.01%
Investment securities						
Taxable	257,130	2,025	1.59	257,130	2,025	1.59
Interest-bearing deposits	204,048	102	0.10	104,048	102	0.20
Total earning assets	1,908,945	30,948	3.27%	1,808,945	30,948	3.45%
Cash and due from banks	18,070			18,070		
Other assets	106,251			106,251		
Allowance for credit losses	(14,448)			(14,448)		
Total assets	$2,018,818			$1,918,818		
Interest-bearing liabilities						
Interest-bearing deposits	1,264,597	2,240	0.36	1,264,597	2,240	0.36
Securities sold under retail repurchase agreements	2,683	3	0.23	2,683	3	0.23
Subordinated debt	24,459	729	6.01	24,459	729	6.01
Total interest-bearing liabilities	1,291,739	2,972	0.46%	1,291,739	2,972	0.46%
Noninterest-bearing deposits	518,030			418,030		
Accrued expenses and other liabilities	12,383			12,383		
Stockholders' equity	196,666			196,666		
Total liabilities and stockholders' equity	$2,018,818			$1,918,818		
Net interest spread		$27,976	2.81%		$27,976	2.99%
Net interest margin			2.96%			3.12%

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20 Strong Capital and Asset Growth 12.32% 10.38% 11.13% 11.24% 9.18% 8.55% 0% 2% 4% 6% 8% 10% 12% 14% $0 $500 $1,000 $1,500 $2,000 $2,500 2016 2017 2018 2019 2020 2021(YTD) Total Assets TCE/TA

21 Capital Ratios (Bank Only) 10.64% 9.73% 9.32% 13.00% 13.21% 13.15% 13.00% 13.21% 13.15% 13.87% 14.25% 14.21% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% YE 2019 YE 2020 6/30/2021 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio2 Total Risk-Based Capital Ratio

22 Compelling Investment Considerations  Excellent Cost of Funds  Strategic plan positioned for organic growth and acquisitions  Focused on creating sustainable competitive advantages  Strengthened noninterest revenue sources  Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline

23 APPENDIX Appendix

SHBI Management Team

Shore Bancshares

Talent, depth, unique skills

- Lloyd L. "Scott" Beatty, Jr., 69, CPA, President & CEO of Shore Bancshares, Inc. since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.
- Edward C. Allen, 73, Executive Vice President & Chief Financial Officer Shore Bancshares, Inc. and of Shore United Bank since June 2016 . Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 40 years experience in community banks.
- Donna J. Stevens, 59, Executive Vice President & Chief Operating Officer of Shore Bancshares, Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking.
- Charles E. Ruch Jr., 62, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T's Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983.
- Michael T. Cavey, 64, Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. Mr. Cavey received his Bachelor of Science degree from Duke University.
- Jennifer M. Joseph, 53, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management.
- W. David Morse, 60, Executive Vice President and Legal Counsel of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC.

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25 Dollar Values in Thousands 2017 2018 2019 2020 6/30/2021 Assets Cash and Cash Equivalents $31,820 $67,225 $94,971 $186,917 $237,188 Available for Sale Securities 196,955 154,432 122,791 139,568 113,957 Other Securities 3,735 7,745 5,532 70,727 203,457 Total Cash & Securities 238,757 235,445 232,080 397,212 554,602 Loans Held for Sale – – – – – Total Loans Held for Investment 1,093,514 1,195,355 1,248,654 1,454,256 1,472,429 Loan Loss Reserve (9,781) (10,343) (10,507) (13,888) (15,088) Total Net Loans Held for Investment 1,083,733 1,185,012 1,238,147 1,440,368 1,457,341 Goodwill and Other Intangibles 21,241 20,375 19,770 19,237 18,991 Total Other Assets 48,335 41,022 69,164 76,498 89,326 Total Assets $1,393,860 $1,483,076 $1,559,235 $1,933,315 $2,120,260 Liabilities Deposits $1,202,781 $1,212,341 $1,341,334 $1,700,705 $1,880,582 FHLB Borrowings 15,662 74,989 15,000 -- – Senior Debt 21,734 75,812 21,018 1,050 2,907 Subordinated Debt – – – 24,429 24,490 Other Liabilities 5,609 11,738 4,081 12,112 13,599 Total Liabilities $1,230,124 $1,299,891 $1,366,433 $1,738,296 $1,921,578 Equity Total Equity $163,736 $183,185 $192,802 $195,019 $198,682 Total Liabilities & Shareholder's Equity $1,393,860 $1,483,076 $1,559,235 $1,933,315 $2,120,260 Consolidated Historical Balance Sheet Source: S&P Global Market Intelligence

Consolidated Historical Income Statement

Shore Bancshares

Dollar Values in Thousands	2016	2017	2018	2019	2020	6/30/2021
Interest and Fees on Loans	$37,155	$43,617	$51,332	$55,391	$56,420	$28,747
Other Interest Income	3,497	4,184	4,575	4,376	3,257	2,127
Interest Income	**$40,652**	**$47,801**	**$55,907**	**$59,767**	**$59,677**	**$30,874**
Interest on Deposits	$2,389	$2,242	$3,531	$8,726	$6,440	$2,240
Interest on Borrowings	14	31,	1,741	910	640	732
Interest Expense	**$2,403**	**$2,273**	**$5,272**	**$9,636**	**$7,080**	**$2,972**
Net Interest Income	**$38,249**	**$45,528**	**$50,635**	**$50,131**	**$52,597**	**$27,902**
Provision for Loan Losses	1,848	2,291	1,674	700	3,900	$1,075
Service Charges on Deposits	3,465	3,628	3,879	3,910	2,839	1,357
Trust and Investment Fee Income	1,442	1,532	1,557	1,522	1,558	882
Other noninterest income	11,738	12,590	3,577	4,588	6,352	3,221
Total Noninterest Income	**$16,645**	**$17,750**	**$9,013**	**$10,020**	**$10,749**	**$5,460**
Salaries and Wages	$17,626	$20,011	$16,535	$15,413	$14,935	$8,404
Employee Benefits	3,993	4,645	4,001	5,283	6,461	3,337
Occupancy, Furniture and Equipment	3,415	3,731	3,612	3,865	4,143	2,303
Data Processing	3,496	3,680	3,331	3,790	4,288	2,344
Legal and Professional	1,875	2,380	1,981	2,223	2,296	1,164
Other Expenses	6,742	6,755	7,371	6,983	6,276	3,822
Total Noninterest Expense	**$37,147**	**$41,202**	**$36,831**	**$37,557**	**$38,399**	**$21,374**
Net Income Before Taxes	$15,899	$19,785	$21,143	$21,894	$21,047	$10,913
Provision for Taxes	6,261	8,523	5,380	5,610	5,317	2,884
Net Income from Continuing Operations	**$9,638**	**$11,262**	**$15,763**	**$16,284**	**$15,730**	**$8,029**
(Loss) Income from Discontinued Operations	–	–	$1,421	$(113)	--	–
Gain on Sale of Insurance Agency	–	–	12,736	–	--	–
Income (Tax) on Benefit Expense	–	–	(4,923)	27	--	–
Net Income (GAAP)	**$9,638**	**$11,262**	**$24,997**	**$16,198**	**$15,730**	**$8,029[1]**

(1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would've been $8,309 for the second quarter of 2021.

Note: June 30, 2021 data is YTD
Source: S&P Global Market Intelligence

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